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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  July 10, 2008

                        CONSUMER PORTFOLIO SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)

     CALIFORNIA                       0-51027                   33-0459135
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SENIOR SECURED INDEBTEDNESS

On July 10, 2008, the registrant, Consumer Portfolio Services, Inc. (the "Company") entered into an amendment (the "Amendment") to a Securities Purchase Agreement dated as of June 30, 2008 between the Company and Levine Leichtman Capital Partners IV, L. P. ("LLCP"), and into amendments to related agreements. Pursuant to these amendments, LLCP agreed to purchase an additional $15 million note issued by the Company, which additional note has substantially the same terms as the $10 million note issued June 30, 2008. The June 30 issuance has been previously reported. The indebtedness to LLCP is secured by substantially all of the Company's assets, though not by the assets of the company's special-purpose financing subsidiaries. Certain other subsidiaries of the Company (CPS Marketing, Inc., CPS Leasing, Inc., Mercury Finance Company LLC and TFC Enterprises LLC, together with the Company, "CPS") have guaranteed the Company's obligations to LLCP.

RESIDUAL CREDIT FACILITY

Also on July 10, 2008, the Company and its wholly owned subsidiary Folio Funding II, LLC ("Borrower") amended and restated agreements governing a pre-existing revolving residual credit facility (the "Residual Facility"), in which Citigroup Financial Products Inc. is the note purchaser (the "Note Purchaser") and administrative agent (the "Administrative Agent").

Under the original Residual Facility, CPS sold eligible residual interests in securitizations to the Borrower, which in turn pledged the residuals as collateral for floating rate borrowings from the Note Purchaser. The amount available for borrowing was computed by the Administrative Agent using a valuation methodology of the residuals, and was subject to an overall maximum principal amount of $120 million. The indebtedness of Borrower was represented by (i) a $60 million Class A-1 Variable Funding Note (the "Initial Revolving Note"), and (ii) a $60 million Class A-2 Term Note (the "Initial Term Note," and, together with the Initial Revolving Note, the "Initial Notes"). The facility's revolving feature was to expire by its terms on July 10, 2008, and the Initial Revolving Note was to be due at that time. The Initial Term Note was to be due on July 10, 2009.

With the restructuring of this facility, the Company has prepaid a portion of the Initial Notes, reducing the outstanding principal balance to $70 million, and the Initial Notes have been re-designated as (i) a $10 million Class A-1 Term Note (the "Class A-1 Term Note"), and (ii) a $60 million Class A-2 Term Note (the "Class A-2 Term Note"). Approximately $4 million of the principal prepayment represented the Note Purchaser's purchase of a nominal price warrant to purchase 2.5 million shares of the Company's common stock. The Class A-1 Term Note and Class A-2 Term Note provide for minimum required levels of amortization, and are due in June 2009. However, the Company also received an option, if certain conditions are met, to extend the maturity for an additional year to June 2010.


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Item 2.02, and the related Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 15, 2008, the registrant issued a news release announcing its earnings for the quarter ended June 30, 2008. A copy of the release is attached as
Exhibit 99.1. The registrant also announced that it will hold its regular quarterly conference call on July 16, 2008 at 1:30 p.m. eastern daylight time to discuss its quarterly earnings. Those wishing to participate by telephone may dial in at 973-582-2717 approximately 10 minutes prior to the scheduled time.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to item 1.01 is incorporated herein by reference.

SENIOR SECURED INDEBTEDNESS

In addition to the $10 million of indebtedness to LLCP incurred on June 30, 2008, the Company incurred additional indebtedness to LLCP pursuant to the Amendment in the amount of $15 million on July 10, 2008.

All of the indebtedness to LLCP bears interest at the rate of 16% per annum. The full amount of such indebtedness is due July 10, 2013, and not prior, other than upon the occurrence of certain defined events of default.

RESIDUAL CREDIT FACILITY

The Borrower first incurred indebtedness under the Residual Facility in the amount of $60 million on July 13, 2007, and as of June 30, 2008 the outstanding principal amount was $87 million. On July 10, 2008, the Company prepaid a portion, reducing the outstanding principal balance to $70 million. That balance bears interest at a floating rate equal to 30 day LIBOR plus 10.875%. The Residual Facility as amended does not permit the Borrower to incur additional indebtedness thereunder in the future.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On July 10, 2008, the Company issued to an affiliate of the Note Purchaser a warrant to purchase 2,500,000 shares of the Company's common stock, at a nominal exercise price. The warrant was issued in connection with the restructuring of the Residual Facility, as described above in Item 1.01 of this Form 8-K. The content of Item 1.01 is incorporated by reference into this Item 3.02.

The warrant may be exercised at any time on or before July 10, 2018. The warrant contains anti-dilution provisions and other customary provisions.

The sale and issuance of such warrant is exempt from registration under the Securities Act of 1933, pursuant to section 4(2) thereof, as a transaction not involving a public offering. Such securities were not offered or sold to any persons other than the Note Purchaser and its designee. The Company has also agreed to register under the Securities Act the common stock that may be issued upon the exercise of the warrant.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         Exhibit Number             Description
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               99.1                 News Release dated July 15, 2008
               99.2                 News Release dated July 14, 2008


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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.


Dated: July 16, 2008                 By: /s/ Jeffrey P. Fritz
                                         --------------------------------------
                                         Jeffrey P. Fritz
                                         Sr. Vice President and Chief
                                         Financial Officer

                                         Signing on behalf of the registrant
                                         and as principal financial officer


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                                 EXHIBIT INDEX


Exhibit Number          Description
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    99.1                News Release dated July 15, 2008
    99.2                News Release dated July 14, 2008